Execution Version
AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT

Dated as of April 2, 2020
AMENDMENT NO. 2 TO THE 2017 CREDIT AGREEMENT (this “Amendment”) among HERSHA HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (the “Borrower”), HERSHA HOSPITALITY TRUST, a Maryland real estate investment trust (the “Parent Guarantor”), the subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors” and together with the Parent Guarantor, the “Guarantors”), CITIBANK, N.A. (“Citibank”), as administrative agent (the “Administrative Agent”) for the Lender Parties, and the Required Lenders.
PRELIMINARY STATEMENTS:
(1) The Borrower, the Guarantors, the Lenders, the Administrative Agent and the other financial institutions party thereto entered into that certain Second Amended and Restated Credit Agreement dated as of August 10, 2017, as amended by that certain Amendment No. 1 to the 2017 Credit Agreement, dated as of September 10, 2019 (as amended, the “2017 Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the 2017 Credit Agreement, as amended hereby;
(2) The Guarantors, the Administrative Agent, the Borrower and certain lenders party to the 2017 Credit Agreement wish to amend the 2017 Credit Agreement to address certain changes to the terms thereof as set forth below; and
(3) The Borrower, the Administrative Agent and the Required Lenders have agreed pursuant to Section 10.01(a) of the 2017 Credit Agreement to amend the 2017 Credit Agreement on the terms and subject to the conditions hereinafter set forth.
SECTION 1.Amendments to the 2017 Credit Agreement. (a) The 2017 Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 11 below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages of the 2017 Credit Agreement attached as Annex A (as so amended, the “Amended Credit Agreement”).
(b) The 2017 Credit Agreement is hereby amended by adding new Exhibit G thereto in the form of Exhibit G attached hereto.
(c) The 2017 Credit Agreement is hereby amended by adding new Exhibit H thereto in the form of Exhibit H attached hereto.
SECTION 2.Temporary Modifications to the 2017 Credit Agreement.
For the period from the Amendment Effective Date though March 31, 2021 (the “Permitted Draw Period”), the 2017 Credit Agreement (as amended pursuant to Section 1 of this Amendment) shall be deemed modified and amended as follows:

(a) Limited Waiver. The Lender Parties agree to a limited waiver of the following provisions (collectively, the “Subject Provisions”), and that no Default or Event of Default shall exist or arise thereunder:
(i) any terms, conditions, representations or warranties related to clauses (b) and (d) of the definition of Borrowing Base Conditions, and the parties agree that the COVID-19 pandemic and the general economic conditions resulting therefrom are not “material matters” under clause (e) of the definition of Borrowing Base Conditions;
(ii) mandatory prepayments under subsections 2.06(b)(i)(B) and 2.06(b)(i)(C);
(iii) the requirements under Section 3.02(a) that the Borrower provide (w) an Availability Certificate, (x) a certification that the Facility Available Amount is equal to or exceeds the Facility Exposure and (y) a certificate pursuant to clause (z) thereof in connection with each Borrowing;
(iv) the covenants in each of Section 5.04(a) (Parent Guarantor Financial Covenants) and Section 5.04(b) (Borrowing Base Financial Covenants); and
(v) the representations in each of Section 4.01(g) (Financial Condition) and Section 4.01(s) (Force Majeure).
Without limiting the generality of the provisions of Section 9.01 of the 2017 Credit Agreement, the waiver set forth in this subsection (a) shall be limited precisely as written, and nothing herein shall be deemed to (a) constitute a waiver of compliance by the Borrower or the Parent Guarantor with respect to (i) the Subject Provisions other than during the Permitted Draw Period or (ii) any other term, provision or condition of the Loan Documents or any other instrument or agreement referred to in any of them, or (b) prejudice any right or remedy that any Lender may now have or may have in the future under or in connection with the 2017 Credit Agreement, the other Loan Documents or any other instrument or agreement referred to in any of them or under Applicable Laws. For the avoidance of doubt, the waiver of the Subject Provisions set forth herein shall not extend beyond the last day of the Permitted Draw Period and such waiver shall be of no force or effect for any purpose after the last day of the Permitted Draw Period.
(b) Borrowings During the Permitted Draw Period. The aggregate Borrowings first advanced from and after the first day of the Permitted Draw Period under the Revolving Credit Facility (without any adjustments thereto on account of repayments thereof) shall not exceed $100,000,000.00 (the “PDP Borrowing Limit”). Additionally, for the avoidance of doubt, so long as the Borrower can comply with the conditions precedent under the 2017 Credit Agreement (as amended by this Amendment) to a Borrowing during the Permitted Draw Period, the Borrower will be permitted to (i) extend, for no more than twelve months from the expiration date thereof, any Letter of Credit outstanding on the Amendment Effective Date that is scheduled to expire during the Permitted Draw Period, (ii) provide notices of Conversion pursuant to Section 2.09 and (iii) provide notices of selection of an Interest Period. Each Notice of Borrowing shall be substantially in the form of Annex B attached hereto.
(c) Use of Revolving Credit Advances. All proceeds of Revolving Credit Advances shall be used only to fund (i) operating expenses of the business of the Company and its Subsidiaries, (ii) costs and expenses included in the Forecasts (as defined below) relating to those capital projects on the Assets commenced prior to the Amendment Effective Date and listed on Schedule III hereto, (iii) costs and expenses reasonably required to comply with applicable legal requirements (or to cure or prevent any violation thereof), (iv) costs and expenses required on an emergency basis to avoid damage or injury to persons or property and (v) other reasonable uses approved by the Required Lenders (“Permitted Uses”).

(d) Use of Equity Offering Proceeds. All Net Cash Proceeds (as defined below) of any Equity Offering (as defined below) shall be used only for Permitted Uses or to repay the Obligations under and as defined in the Facility and the Other Facilities.
(e) Use of Sale, Permitted Debt and Excess Refinancing Debt Proceeds. Unless the Required Facility Lenders (as defined below) otherwise agree in writing, the Borrower will deposit the following amounts into a reserve account of the Borrower for the benefit of the Secured Parties (the “Reserve Account”):
(i) 100% of the Net Cash Proceeds of (x) the sale of any Assets, including, without limitation, pursuant to any Sale and Leaseback Transaction and (y) any Permitted Debt Transaction (as defined below) other than the proceeds of Qualified Government Debt (as defined below) and Refinancing Debt; and
(ii) the amount of any Refinancing Debt in excess of the sum of (x) the principal amount of the Debt being extended, refunded or refinanced and (y) the amount of any applicable premium, and fees and expenses relating thereto.
The Agents, upon the direction or with the consent of each of (1) the Required Lenders under the Facility, (2) the Required Lenders (as defined in the 2016 Term Loan Agreement) under the 2016 Term Loan Facility and (3) the Required Lenders (as defined in the 2019 Term Loan Agreement) under the 2019 Term Loan Facility (the “Required Facility Lenders”), shall have the right to apply amounts in the Reserve Account at any time to the respective Obligations (as such term is defined in each of the Facility and the Other Facilities) under the Facility and the Other Facilities on a pro rata basis (in accordance with their respective outstanding Advances (as such term is defined in each of the Facility and the Other Facilities)) in accordance with the waterfall set forth in Section 2.11(f) of the 2017 Credit Agreement, the 2016 Term Loan Agreement and the 2019 Term Loan Agreement, as applicable. The Borrower will maintain the Reserve Account only with the Administrative Agent (to be held by or on behalf of the Administrative Agent on behalf of the Agents as gratuitous bailee (pursuant to and subject to the terms of the Intercreditor Agreement) for the benefit of each other Secured Party. The Reserve Account and all funds on deposit therein shall be included in the “Collateral” for all purposes, both during and after the Permitted Draw Period. During the Permitted Draw Period, proviso (b) of the definition of “Refinancing Debt” shall not apply. Nothing in this subsection (e) shall limit the negative covenants set forth in subsection (f) below.
(f) Enhanced Negative Covenants. Notwithstanding anything to the contrary contained in the 2017 Credit Agreement (as amended pursuant to Section 1 of this Amendment), unless the Administrative Agent and the Required Lenders otherwise agree in writing, no Loan Party will:
(i) create, incur, or assume, or permit any of its Subsidiaries to create, incur, or assume, any additional secured Debt, Non-Recourse Debt or senior Recourse Debt other than Qualified Government Debt (as defined below) or Refinancing Debt;
(ii) acquire any new Assets or Transfer or encumber any Borrowing Base Assets (including, without limitation, pursuant to a Sale and Leaseback Transaction), or Transfer or encumber any Equity Interests in the fee owners and TRS Lessees of the Borrowing Base Assets;
(iii) in the case of Parent Guarantor and Borrower, make or declare any Restricted Payments payable in cash, including, without limitation, cash dividends on common or preferred stock; provided, however, that the Parent Guarantor may declare and pay dividends to the holders of common Equity Interests and Preferred Interests in the

Parent Guarantor consisting of a combination of cash and Equity Interests in the Parent Guarantor only if such dividends (i) are required to maintain the Parent Guarantor’s status as a REIT and avoid the imposition of excise taxes under Section 4981 of the Internal Revenue Code, (ii) include a cash component no greater than the minimum percentage allowed under the Internal Revenue Code and any published guidance from the United States Department of the Treasury or Internal Revenue Service with respect thereto at the time of the declaration thereof, (iii) are paid no earlier than January 29, 2021 and (iv) are calculated based exclusively on capital gains from the sale of Assets and other items relevant to such calculations under Section 4981 of the Internal Revenue Code.
(iv) make or permit any of its Subsidiaries to make new Investments (including, without limitation, buybacks of common Equity Interests or Preferred Interests) other than Investments by the Loan Parties and their Subsidiaries in their wholly-owned Subsidiaries;
(v) engage in or consent to any action or activity that would be expressly prohibited or restricted under Section 5.02 during a Default or Event of Default; provided, however, that the restriction in this subsection (v) shall not apply to any action referred to in Section 5.02(e); or
(vi) at any time during the Permitted Draw Period fail to use commercially reasonable efforts to promptly implement and maintain, in all material respects, those measures described in the press release of the Parent Guarantor dated March 19, 2020. For the avoidance of doubt, any such measures described in such press release as applying for a more limited period of time than the entire Permitted Draw Period shall nonetheless be maintained in effect, in all material respects, through the end of the Permitted Draw Period.
(g) Qualified Government Debt. Notwithstanding the restrictions in subsection (f) above, consent of the Administrative Agent and the Required Lenders shall not be required for the Loan Parties to incur Debt for borrowed money to a Governmental Authority under the CARES Act or any other federal or state governmental program intended to mitigate the impact of the COVID-19 pandemic so long as the Borrowing Base Assets and the Equity Interests in the Initial Grantors (as defined below) do not become subject to any Liens in connection with such Debt (“Qualified Government Debt”); provided, however, that (x) 100% of the Net Cash Proceeds of any Qualified Government Debt shall be used, in the Borrower’s discretion, only for Permitted Uses or to repay the Obligations (as such term is defined in each of the Facility and the Other Facilities) under the Facility and the Other Facilities and (y) the Net Cash Proceeds of such Qualified Government Debt shall reduce the PDP Borrowing Limit on a dollar-for-dollar basis unless otherwise approved by the Required Lenders, and provided further that the Required Lenders may, at the Borrower’s request, consent to the full or partial reinstatement of previous reductions to the PDP Borrowing Limit for Qualified Government Debt which is subsequently forgiven by the lender thereof. To the extent the aggregate Borrowings during the Permitted Draw Period (without any adjustments thereto on account of repayments thereof) exceed the PDP Borrowing Limit (as reduced by the Net Cash Proceeds of Qualified Government Debt incurred through the date of determination under clause (y) of the immediately preceding sentence), the Borrower shall promptly make a mandatory payment of principal on the Obligations under the Revolving Credit Facility in an amount equal to such excess Borrowings to the Administrative Agent for the benefit of the Revolving Credit Lenders in accordance with their Commitments.
For purposes of this Amendment, the following terms shall have the following meanings:
“Net Cash Proceeds” means, with respect to any transaction, the aggregate amount of all cash proceeds received by the Borrower, Parent Guarantor or any of their respective Subsidiaries, net of fees, expenses, costs, underwriting discounts and commissions incurred in connection therewith and, for the sale of any Asset, payments made to retire any debt that is secured by such Asset and repaid in connection with the sale thereof, and net of taxes paid or reasonably estimated by the Borrower to be payable as a result thereof, excluding any fees, commissions or expenses that are payable to an Affiliate of the Borrower, the Parent Guarantor or any of their respective Subsidiaries.
“Equity Offering” means the issuance of any public common Equity Interests, 144A Equity Interests or Preferred Interests (including Preferred Interests convertible into common Equity Interests) by the Borrower or the Parent Guarantor.
“Permitted Debt Transaction” means the incurrence of Debt for borrowed money by any Loan Party consented to under Section 2(f)(i) above or expressly permitted under this Amendment during the Permitted Draw Period.
Any breach by any Loan Party of subsections (c), (d), (e) or (f) of this Section 2 shall be an immediate Event of Default under the 2017 Credit Agreement.
SECTION 3.Reporting. Notwithstanding the limited waiver of the Subject Provisions pursuant to Section 2(a) above, nothing in this Amendment shall modify, affect or waive the Borrower’s continuing obligation to comply with the reporting requirements set forth in Section 5.03 of the 2017 Credit Agreement during the Permitted Draw Period (as if the Subject Provisions had not been waived) or otherwise (including, without limitation, the Borrower’s obligation to provide a schedule of the computations used by the Parent Guarantor in determining compliance with the covenants contained in Section 5.04 (as if the Subject Provisions had not been waived) under Section 5.03(c)); provided, however, that the Borrower shall not be required to furnish to the Administrative Agent and the Lender Parties notice of Defaults relating to the Section 5.04 financial covenants during the Permitted Draw Period. In addition to the existing reporting requirements in the 2017 Credit Agreement, during the Permitted Draw Period the Borrower will furnish to the Administrative Agent and the Lender Parties, on or before the last day of each of April 2020, May 2020 and June 2020, and thereafter on or before the last day of each calendar quarter commencing with the calendar quarter ending September 30, 2020, (i) forecasted balance sheets and statements of cash flows of the Parent Guarantor and its Subsidiaries for the immediately following three month period along with comparisons against the same period for the prior year (the “Forecasts”) and (ii) historical balance sheets and statements of cash flows of the Parent Guarantor and its Subsidiaries for the immediately prior twelve calendar month period along with comparisons to any Forecasts previously delivered for such period pursuant to clause (i) or otherwise available. Further, together with the Forecasts, balance sheets and cash flow statements furnished pursuant to the immediately preceding sentence, the Borrower will provide to the Administrative Agent and the Lender Parties summary reports of (x) any application made by the Borrower, the Parent Guarantor or their respective Subsidiaries for funding under the CARES Act or any other federal or state governmental program intended to mitigate the impact of the COVID-19 pandemic (each, a “Stimulus Program”) and (y) amounts received by the Borrower, the Parent Guarantor or their respective Subsidiaries under any Stimulus Program, and reasonably detailed accountings of the uses thereof.
SECTION 4.Equity Interests. Within 30 days after the date hereof (subject to extension by the Administrative Agent in its sole discretion for up to 30 additional days), the Borrower will cause the applicable Loan Parties to (i) modify the organizational documents of each of the fee owners and TRS Lessees of each of the existing Borrowing Base Assets described on Schedule I hereto (the “Initial Grantors”) to opt-in to Article 8 of the Uniform Commercial Code as in effect in the state of its jurisdiction of formation in a manner satisfactory to the Agents and (ii) deliver to the Agents certificated Equity Interests for each of the Initial Grantors and stock powers and membership interest powers (as the case may be) with respect thereto executed in blank, all in form and substance reasonably acceptable to the Agents.

SECTION 5.Real Property Collateral. Within 15 days after the date hereof the Borrower will provide to the Agents updated property addresses and legal descriptions for each Borrowing Base Asset and evidence of flood insurance for any Borrowing Base Asset that is a Flood Hazard Property. The Borrower will also promptly provide to the Agents, and in any event not later than 15 days after the date on which the same shall be requested in writing to the Borrower from the Agent or a Lender, such other information reasonably requested by a Lender to complete its flood review and approval process. Within 60 days after the date hereof (subject to extension by the Administrative Agent in its sole discretion), the Borrower will (a) cause those Initial Grantors holding fee and leasehold interests in the Borrowing Base Assets described on Schedule II hereto (the “Initial Mortgaged Properties”) to provide to the Agents, for each Borrowing Base Asset, those items required by subsection (d) of the definition of Collateral Deliverables, Section 3.01(a)(vi), Section 3.01(a)(vii)(C), Section 3.01(a)(viii), Section 3.01(a)(ix) and Section 3.01(a)(x), in each case as set forth in the 2017 Credit Agreement (as amended pursuant to Section 1 of this Amendment), (b) provide evidence, reasonably satisfactory to the Agents, of the recordation in the applicable local recording or filing office of a memorandum of lease for each Operating Lease relating to the Borrowing Base Assets and (c) provide to the Agents reasonably satisfactory evidence of the payment in full of any all title insurance premiums, title company service charges, record and lien search charges, filing fees and charges, mortgage recording taxes and intangible taxes incurred in connection with the Mortgage Policies, Collateral diligence and the recordation of the Approved Real Estate Documents (as defined below). To the extent the Borrower is unable to either (x) obtain a Mortgage Policy for a Borrowing Base Asset or (y) record the Approved Real Estate Documents within such 60 day period due to the closure of the applicable local recording or filing office, the Administrative Agent shall grant one or more extensions of such 60 day period for the delivery of such Mortgage Policy and/or to record such Approved Real Estate Documents as reasonably required to account for such closure. Notwithstanding the foregoing, if the Arrangers, in consultation with the Required Lenders, are reasonably satisfied that the record owner and lien searches for a Borrowing Base Asset confirm fee and leasehold ownership thereof in the proper Loan Parties and show no Liens of record other than Permitted Liens, the Arrangers may waive the requirement in subsection (d)(ii) of the definition of Collateral Deliverables that the Borrower provide a Mortgage Policy for such Borrowing Base Asset. For the avoidance of doubt, with respect to the Initial Mortgaged Properties known as NU Hotel, Cadillac Hotel and Beach Club Miami Beach, Hampton Inn Manhattan-Seaport Financial District, Hilton Garden Inn JFK, Duane Street Hotel, Hyatt House White Plains and Holiday Inn Express 29th Street, the existing mortgages thereon shall be amended and restated to be substantially in the form of Exhibit H hereto in satisfaction of the requirement in item (d) of the definition of Collateral Deliverables relating to Mortgages.
SECTION 6.Pledge Agreement. The Administrative Agent is hereby authorized by the Lender Parties to enter into a Pledge Agreement dated as of the date hereof and in the form attached as Annex C hereto (the “Pledge Agreement”) with the Borrower, the 2016 TLA Agent, the 2019 TLA Agent and the owners of 100% of the direct Equity Interests in each of the Initial Grantors. The terms and provisions of the Pledge Agreement that refer to the Secured Parties shall be binding on all Secured Parties to the same extent as if each Secured Party were a party thereto.
SECTION 7.Security Agreement. The Administrative Agent is hereby authorized by the Lender Parties to enter into a Security Agreement dated as of the date hereof and in the form attached as Annex D hereto (the “Security Agreement”) with the 2016 TLA Agent, the 2019 TLA Agent and the Initial Grantors with fee and leasehold interests in the Initial Mortgaged Properties. The terms and provisions of the Security Agreement that refer to the Secured Parties shall be binding on all Secured Parties to the same extent as if each Secured Party were a party thereto.
SECTION 8.Intercreditor Agreement. The Administrative Agent is hereby authorized by the Lender Parties to enter into an Intercreditor Agreement dated as of the date hereof and in the form attached as Annex E hereto (the “Intercreditor Agreement”) with the 2016 TLA Agent and the 2019 TLA Agent. The terms and provisions of the Intercreditor Agreement that refer to the Secured Parties shall be binding on all Secured Parties to the same extent as if each Secured Party were a party thereto. As among the Lender Parties, the Intercreditor Agreement shall be treated as a Loan Document. The Borrower and each of the Guarantors acknowledge that the Agents are entering into the Intercreditor Agreement as of the Amendment Effective Date and that the Intercreditor Agreement, as it may be amended from time to time, governs the relationships among the Agents with respect to the Collateral and use of the proceeds thereof.
SECTION 9.Amendment Fees. The Borrower shall pay the following fees to the Administrative Agent for the benefit of each Lender that consents to this Amendment (each, a “Consenting Lender”):
(a) $10,000.00 for the account of each Consenting Lender, payable on or about the Amendment Effective Date; and
(b). $500,000.00 allocated among the Consenting Lenders on a pro rata basis in accordance with their respective Revolving Credit Commitments, payable on or before March 31, 2021.
SECTION 10.Representations and Warranties. Each Loan Party hereby represents and warrants that:
(a) The representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) to which it is a party are, other than with respect to the Subject Provisions, true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date); provided, however, that this clause (a) shall exclude the representations contained in Section 5.01(bb) of the 2017 Credit Agreement to the extent the perfection of any security interest in Collateral is intended by the terms of this Amendment to occur after the Amendment Effective Date.
(b) Such Loan Party has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment.
(c) This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(d) The execution and delivery of this Amendment does not (i) contravene any provision of the organizational documents of such Loan Party or its general partner or managing member or (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party.
(e) Other than any Default or Event of Default that would exist absent the limited waiver of the Subject Provisions pursuant to Section 2(a) above, no Default or Event of Default has occurred and is continuing, or would result from the entering into of this Amendment by any Loan Party.
SECTION 11.Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, counterparts of this Amendment executed by each of the Loan Parties and those Lenders comprising Required Lenders.
(b) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, counterparts of each of the Pledge Agreement, the Security Agreement and the Intercreditor Agreement executed by each of the parties thereto.
(c) The Administrative Agent shall be satisfied that all filings necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Pledge Agreement and the Security Agreement will be made promptly following the Amendment Effective Date.
(d) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, (i) an amendment of the 2019 Term Loan Agreement and (ii) an amendment to the 2016 Term Loan Agreement, in each case modifying the underlying agreement to account for the terms herein and making certain other corresponding modifications.
(e) The Administrative Agent shall have received (i) a certificate signed by a Responsible Officer of the Borrower stating that the Mortgages and Assignments of Leases on the Initial Mortgaged Properties, in substantially the form attached thereto (the “Approved Real Estate Documents”), have been approved by the Borrower for release and recording in accordance herewith and (ii) original signature pages for each of the Approved Real Estate Documents which the Agents shall hold in escrow in accordance with this subsection (e). The parties acknowledge and agree that the release from escrow of the original signature pages for the Approved Real Estate Documents shall be in the Agents’ sole discretion and shall not be subject to any condition, occurrence or consent, and the Loan Parties hereby irrevocably authorize the Agents to attach the original signature pages to the applicable Approved Real Estate Documents upon the release thereof from escrow. Notwithstanding the foregoing, the original signature pages shall not be released from escrow and the Approved Real Estate Documents will not be filed or recorded unless and until the Administrative Agent reasonably concludes that the Lenders have completed their required due diligence in respect of the Flood Laws. For the avoidance of doubt, no Lien or security interest provided for in any Approved Real Estate Document is or will be effective until the signature pages are released from escrow and attached thereto.
(f) (i) the fees provided for in Section 9(a) and (ii) all of the reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.
SECTION 12.Reference to and Effect on the 2017 Credit Agreement, the Notes and the Loan Documents. (a) This Amendment is a Loan Document. On and after the effectiveness of this Amendment, each reference in the 2017 Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the 2017 Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the 2017 Credit Agreement, shall mean and be a reference to the 2017 Credit Agreement, as amended and modified by this Amendment to read in the form of the Amended Credit Agreement attached as Annex A.
(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) This Amendment shall not extinguish the obligations for the payment of money outstanding under the 2017 Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the 2017 Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.
SECTION 13.Ratification. The 2017 Credit Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Notwithstanding the foregoing, any notice or acknowledgement given prior to the Amendment Effective Date pursuant to Section 8.01 of the 2017 Credit Agreement (prior to this Amendment) is of no further force or effect. Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party or the Administrative Agent under the 2017 Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the 2017 Credit Agreement or any of the other Loan Documents. Except as otherwise specified in the last sentence of Section 2 of this Amendment, any breach by any of the Loan Parties of the covenants or requirements in this Amendment shall be an Event of Default under the 2017 Credit Agreement if such breach is not cured within five (5) Business Days after the Borrower’s receipt of notice from the Administrative Agent or any Lender of such breach.
SECTION 14.Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the 2017 Credit Agreement.
SECTION 15.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or as a .pdf, .jpeg, .TIF, .TIFF attachment to an electronic mail message or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 16.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWER:
HERSHA HOSPITALITY LIMITED PARTNERSHIP,
a Virginia limited partnership

By: HERSHA HOSPITALITY TRUST, a Maryland real estate investment trust, its general partner
By: _________________________
Name: Ashish R. Parikh
Title: CFO

PARENT GUARANTOR:
HERSHA HOSPITALITY TRUST,a Maryland real estate investment trust
By: _________________________
Name: Ashish R. Parikh
Title: CFO

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SUBSIDIARY GUARANTORS:
HHLP PARKSIDE ASSOCIATES, LLC,
a Delaware limited liability company

By:  HHLP PARKSIDE MANAGER, LLC,
a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP DC CONVENTION CENTER ASSOCIATES, LLC,
a Delaware limited liability company

By:  HHLP DC CONVENTION CENTER MANAGER, LLC, a Delaware limited liability company, its manager
By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP BULFINCH ASSOCIATES, LLC,
a Delaware limited liability company

By:  HHLP BULFINCH MANAGER, LLC,
a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

44 CAMBRIDGE ASSOCIATES, LLC,
a Massachusetts limited liability company

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

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RISINGSAM HOSPITALITY, LLC,
a New York limited liability company

By:  HERSHA CONDUIT ASSOCIATES, LLC,
a New York limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

AFFORDABLE HOSPITALITY ASSOCIATES, L.P.,
a Pennsylvania limited partnership

By:  RACE STREET, LLC, a Pennsylvania limited liability company, its general partner
By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP RITTENHOUSE ASSOCIATES, LLC,
a Delaware limited liability company

By: HHLP RITTENHOUSE MANAGER, LLC,
a Delaware limited liability company,
its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP COCONUT GROVE ASSOCIATES, LLC,
a Delaware limited liability company

By:  HHLP COCONUT GROVE MANAGER, LLC,
a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

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HHLP BLUE MOON ASSOCIATES, LLC,
a Delaware limited liability company

By:  HHLP BLUE MOON MANAGER, LLC,
a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP WINTER HAVEN ASSOCIATES, LLC,
a Delaware limited liability company

By:  HHLP WINTER HAVEN MANAGER, LLC,
a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

[Signatures continue on the next page]

HHLP SMITH STREET ASSOCIATES, LLC,
a New York limited liability company

By:  HHLP SMITH STREET HOLDING, LLC,
a New York limited liability company, its manager

By:  HHLP SMITH STREET MANAGING MEMBER, LLC, a New York limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP KEY WEST ONE ASSOCIATES LLC,
a Delaware limited liability company

By:  HHLP KEY WEST ONE MANAGER, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP KEY WEST ONE MANAGER, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

[Signatures continue on the next page]

44 BROOKLINE HOTEL, LLC,
a Delaware limited liability company

By:  44 BROOKLINE MANAGER, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

44 BROOKLINE MANAGER, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP MIAMI BEACH ASSOCIATES, LLC,
a Delaware limited liability company

By:  HHLP MIAMI BEACH MANAGER, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP GEORGETOWN ASSOCIATES, LLC,
a Delaware limited liability company

By:  HERSHA GEORGETOWN MANAGER, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

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HHLP GEORGETOWN II ASSOCIATES, LLC,
a Delaware limited liability company

By:  HHLP GEORGETOWN II MANAGER, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP SUNNYVALE TPS ASSOCIATES, LLC,
a Delaware limited liability company

By:  HHLP SUNNYVALE TPS MANAGER, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

SEAPORT HOSPITALITY LLC,
a New York limited liability company

By:  320 PEARL STREET, INC., a New York corporation, its managing member

By:  ____________________________________
Name: Ashish R. Parikh
Title: Vice President

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HHLP San Diego Associates, LLC, a Delaware limited liability company

By:  HHLP San Diego Manager, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

Metro JFK Associates, LLC, a New York limited liability company

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

5444 Associates, a Pennsylvania limited partnership

By:  44 Duane Street, LLC, a Delaware limited liability company, its General Partner

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

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HHLP White Plains Associates, LLC,
a Delaware limited liability company

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

Brisam Management (DE) LLC,
a Delaware limited liability company

By:  HHLP Brisam 29 Manager, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP Boston Seaport Associates, LLC,
a Delaware limited liability company

By:  HHLP Boston Seaport Manager, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP Ambrose Associates, LLC,
a Delaware limited liability company

By:  HHLP Ambrose Manager, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

[Signatures continue on the next page]

Exit 88 Hotel, LLC, a Connecticut limited liability company

By:  Exit 88 Hotel Manager, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

HHLP Seattle Associates, LLC, a Delaware limited liability company

By:  HHLP Seattle Manager, LLC, a Delaware limited liability company, its manager

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

Chimes of Freedom, LLC, a Delaware limited liability company

By:  Of Freedom I, LLC, a Delaware limited liability company, its managing member

By:  HHLP Liberty Associates, LLC, a Delaware limited liability company, its sole member

By:  ____________________________________
Name: Ashish R. Parikh
Title: Manager

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Acknowledged and Agreed as of the date first above written:
CITIBANK, N.A., as Administrative Agent
By:  ____________________________________
Name:
Title:

[Signatures continue on following page]

WELLS FARGO BANK, N.A., as Lender
By:  ____________________________________
Name:
Title:

BANK OF AMERICA, N.A., as Lender
By:  ____________________________________
Name:
Title:

BBVA USA, as Lender
By:  ____________________________________
Name:
Title:

TD BANK, N.A., as Lender
By:  ____________________________________
Name:
Title:

BMO HARRIS BANK N.A., as Lender
By:  ____________________________________
Name:
Title:

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION, as Lender
By:  ____________________________________
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender
By:  ____________________________________
Name:
Title:

THE PROVIDENT BANK, as Lender
By:  ____________________________________
Name:
Title:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Lender
By:  ____________________________________
Name:
Title:

FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH, as Lender
By:  ____________________________________
Name:
Title:

RAYMOND JAMES BANK, N.A., as Lender
By:  ____________________________________
Name:
Title:

GOLDMAN SACHS BANK USA, as Lender
By:  ____________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Lender
By:  ____________________________________
Name:
Title:

REGIONS BANK, as Lender
By:  ____________________________________
Name:
Title:

SANTANDER BANK, N.A., as Lender
By:  ____________________________________
Name:
Title:

LAND BANK OF TAIWAN, NY BRANCH, as Lender
By:  ____________________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Lender
By:  ____________________________________
Name:
Title:

MORGAN STANLEY BANK, N.A., as Lender
By:  ____________________________________
Name:
Title:

WELLS FARGO BANK, N.A., as a Lender
By:  ____________________________________
Name:
Title:

Annex A
AMENDED CREDIT AGREEMENT
[See attached.]

Annex A - 1

Annex B
FORM OF NOTICE OF BORROWING FOR PERMITTED DRAW PERIOD
[See attached.]

Annex B-1

NOTICE OF BORROWING FOR PERMITTED DRAW PERIOD
_________ __, ____
Citibank, N.A.,
as Administrative Agent
under the Second Amended and Restated Credit Agreement
referred to below
1615 Brett Road, Ops III
New Castle, Delaware 19720
Attention: Juanita Harris

Ladies and Gentlemen:
The undersigned, HERSHA HOSPITALITY LIMITED PARTNERSHIP, refers to the Second Amended and Restated Credit Agreement dated as of August 10, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, Hersha Hospitality Trust, as Parent Guarantor, the Subsidiary Guarantors party thereto, the Lender Parties party thereto, Citibank, N.A., as Administrative Agent for the Lender Parties, and the Arrangers party thereto, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.02(a) of the Credit Agreement:
(i) The Business Day of the Proposed Borrowing is _________ __, ____.
(ii) The Facility under which the Proposed Borrowing is requested is the Revolving Credit Facility.
(iii) [The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].]
(iv) The aggregate amount of the Proposed Borrowing is $[__________].
(v) [The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Borrowing is __________ month[s].]
The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:
(A) Subject to the limited waiver of the Subject Provisions, the representations and warranties contained in each Loan Document are true and correct in all material respects on and as of the date of the Proposed Borrowing (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects), before and after giving effect to (1) such Proposed Borrowing and (2) the application of the proceeds therefrom, as though made on and as of the date of the Proposed Borrowing;
(B) Other than with respect to any Default or Event of Default that would exist absent the limited waiver of the Subject Provisions pursuant to Section 2(a) of the Second Amendment, no Default or Event of Default has occurred and is continuing, or would result from (1) such Proposed Borrowing or (2) from the application of the proceeds therefrom; and
(C) The Proposed Borrowing, together with the aggregate Borrowings first advanced from and after the first day of the Permitted Draw Period under the Revolving Credit Facility, do not exceed $100,000,000.00.
Annex B-2

Delivery of an executed counterpart of this Notice of Borrowing by telecopier or e-mail (which e-mail shall include an attachment in PDF format or similar format containing the legible signature of the undersigned) shall be effective as delivery of an original executed counterpart of this Notice of Borrowing.

HERSHA HOSPITALITY LIMITED PARTNERSHIP,
a Virginia limited partnership

By:  HERSHA HOSPITALITY TRUST, a Maryland real estate investment trust, its general partner

         By____________________________
Name:
Title:

Annex B-3

Annex C
FORM OF PLEDGE AGREEMENT
[See attached.]

Annex C-1

Annex D
FORM OF SECURITY AGREEMENT
[See attached.]

Annex D-1

Annex E
FORM OF INTERCREDITOR AGREEMENT
[See attached.]

Annex E-1

Exhibit G
EXHIBIT G TO AMENDED CREDIT AGREEMENT
(Form of Security Agreement)
[See attached.]

Exh. G -1

Exhibit H
EXHIBIT H TO AMENDED CREDIT AGREEMENT
(Form of Mortgage)
[See attached.]

Exh. H-1

SCHEDULE I
INITIAL GRANTORS
[See attached.]

Asset Name	Asset Location	Initial Grantors
The Boxer	Boston, MA	HHLP Bulfinch Associates, LLC HHLP Bulfinch Lessee, LLC
Courtyard Brookline	Brookline, MA	44 Brookline Hotel, LLC 44 Brookline Management, LLC
NU Hotel	Brooklyn, NY	HHLP Smith Street Associates, LLC 44 Smith Street Lessee, LLC
Holiday Inn Express Cambridge	Cambridge, MA	44 Cambridge Associates, LLC HHLP Cambridge Lessee, LLC
Residence Inn Coconut Grove	Coconut Grove, FL	HHLP Coconut Grove Associates, LLC HHLP Coconut Grove Lessee, LLC
Gate JFK Airport Hotel	Jamaica, NY	Risingsam Hospitality LLC HHLP Conduit Lessee, LLC
Parrot Key Resort	Key West, FL	HHLP Key West One Associates, LLC HHLP Key West One Lessee, LLC
Winter Haven Hotel	Miami Beach, FL	HHLP Winter Haven Associates, LLC HHLP Winter Haven Lessee, LLC
Blue Moon Hotel	Miami Beach, FL	HHLP Blue Moon Associates, LLC HHLP Blue Moon Lessee, LLC
Hampton Inn Philadelphia	Philadelphia, PA	Affordable Hospitality Associates, L.P. Philly One TRS, LLC
The Rittenhouse	Philadelphia, PA	HHLP Rittenhouse Associates, LLC HHLP Rittenhouse Lessee, LLC
Courtyard San Diego	San Diego, CA	HHLP San Diego Associates, LLC HHLP San Diego Lessee, LLC
Hampton Inn Washington DC	Washington, DC	HHLP DC Convention Center Associates, LLC HHLP DC Convention Center Lessee, LLC
Sheraton Wilmington South	Wilmington, DE	HHLP Parkside Associates, LLC HHLP Parkside Lessee, LLC
Cadillac Hotel and Beach Club Miami Beach	Miami, FL	HHLP Miami Beach Associates, LLC HHLP Miami Beach Lessee, LLC
Ritz Carlton Georgetown	Washington, DC	HHLP Georgetown Associates, LLC HHLP Georgetown Lessee, LLC
Hilton Garden Inn M Street	Washington, DC	HHLP Georgetown II Associates, LLC HHLP Georgetown II Lessee, LLC
TownePlace Suites Sunnyvale	Sunnyvale, CA	HHLP Sunnyvale TPS Associates, LLC HHLP Sunnyvale TPS Lessee, LLC
Hampton Inn Manhattan-Seaport Financial District	New York, NY	Seaport Hospitality, LLC Seaport TRS, LLC
Hilton Garden Inn JFK	Jamaica, NY	Metro JFK Associates, LLC 44 Metro, LLC
Duane Street Hotel	New York, NY	5444 Associates 44 Duane Street Lessee, LLC
Hyatt House White Plains	White Plains, NY	HHLP White Plains Associates, LLC 44 White Plains, LLC
Holiday Inn Express 29th Street	New York, NY	Brisam Management (DE), LLC Metro 29th Sublessee, LLC
Envoy Hotel	Boston, MA	HHLP Boston Seaport Associates, LLC HHLP Boston Seaport Lessee, LLC
Ambrose Hotel	Santa Monica, CA	HHLP Ambrose Associates, LLC HHLP Ambrose Lessee, LLC
Mystic Marriott	Groton, CT	Exit 88 Hotel, LLC HT – Exit 88 Hotel TRS, LLC
Pan Pacific Hotel	Seattle, WA	HHLP Seattle Associates, LLC HHLP Seattle Lessee, LLC
Westin Philadelphia	Philadelphia, PA	Chimes of Freedom, LLC HHLP Liberty Lessee, LLC

Sched. I-1

SCHEDULE II
INITIAL MORTGAGED PROPERTIES

Property	Metropolitan Area
The Boxer	Boston, MA
Courtyard Brookline	Brookline, MA
NU Hotel	Brooklyn, NY
Holiday Inn Express Cambridge	Cambridge, MA
Residence Inn Coconut Grove	Coconut Grove, FL
Parrot Key Resort	Key West, FL
Winter Haven Hotel	Miami Beach, FL
Blue Moon Hotel	Miami Beach, FL
Hampton Inn Philadelphia	Philadelphia, PA
The Rittenhouse	Philadelphia, PA
Courtyard San Diego	San Diego, CA
Sheraton Wilmington South	Wilmington, DE
Cadillac Hotel and Beach Club Miami Beach	Miami, FL
TownePlace Suites Sunnyvale	Sunnyvale, CA
Hampton Inn Manhattan-Seaport Financial District	New York, NY
Hilton Garden Inn JFK	Jamaica, NY
Duane Street Hotel	New York, NY
Hyatt House White Plains	White Plains, NY
Holiday Inn Express 29th Street	New York, NY
Envoy Hotel	Boston, MA
Ambrose Hotel	Santa Monica, CA
Mystic Marriott	Groton, CT
Pan Pacific Hotel	Seattle, WA
The Westin Philadelphia	Philadelphia, PA

Sched. II -1

SCHEDULE III

EXISTING CAPITAL PROJECTS
Sched. II -2